EXHIBIT 99.1

            INTERLAND REPORTS FINANCIAL RESULTS FOR TRANSITION PERIOD

ATLANTA, GA, FEBRUARY 9, 2006 -- Interland (NASDAQ: INLD), soon to be Web.com, Inc., a leading provider of websites and online services for small and medium-sized businesses (SMBs), today reported results for its transition period ended December 31, 2005. As previously reported, Interland moved from its past practice of reporting on a fiscal year ending August 31, to a conventional calendar reporting year ending December 31 beginning on January 1, 2006. As a result, the company is required to report financial results for the transition period including the months of September, October, November (which was previously reported) and December. This transition report is pursuant to Section 13 of the Securities Exchange Act of 1934 for the transition period from September 1, 2005 to December 31, 2005.

SUMMARY OF FOUR MONTH TRANSITION PERIOD RESULTS:
o    Total revenues for the four-month period were $16.3 million.
o Net loss for the four-month period was $3.0 million, or negative $0.19 per share.
o    Earnings before interest, taxes, depreciation, and amortization, ("EBITDA")
     (1) for the four-month period was negative $1.5 million. This included restructuring charges, net of one time gains, of roughly $0.8 million and stock-based compensation of approximately $0.5 million.
o Cash and investment position, which includes cash and cash equivalents of $17.4 million and restricted investments of $9.3 million, was $26.7 million.

"This transition period gives investors an added window into our financials which showed the overall health of the business getting stronger," stated Jeff Stibel, President and CEO, Interland.

For further information on the quarter, please refer to the company's Form 10-Q for the transition report.

ABOUT INTERLAND / WEB.COM
Interland, Inc. (NASDAQ: INLD) is a leading provider of websites and online services focused on helping small and medium-sized businesses achieve success by providing the knowledge, services and tools to build, manage and promote businesses online. Interland offers a wide selection of online services, including do it yourself and custom website development, website hosting, ecommerce, web marketing and web mail tools. The company plans to change its corporate name to Web.com, Inc. in the first half of 2006. For more information on the company, please visit www.interland.com or www.web.com or call at 1-800-WEB-HOST.

Interland will host a conference call today to discuss its quarterly results at 9:30AM ET (6:30AM PT). A live webcast of the call can be accessed on the investors section of the company's website at www.interland.com. A replay of the call will be available on the site for seven days.

     INTERLAND, INC.
     UNAUDITED CONSOLIDATED BALANCE SHEETS
     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           FOR THE FOUR MONTHS ENDED
                                                                     --------------------------------------
                                                                          12/31/05           12/31/04
                                                                     --------------------------------------

     Revenues                                                                  $ 16,292           $ 30,573

     Operating costs and expenses:
     Network operating costs, exclusive of depreciation shown below               2,963              7,474
     Sales and marketing, exclusive of depreciation shown below                   3,411              5,264
     Technical support, exclusive of depreciation shown below                     2,348              5,050
     General and administrative, exclusive of depreciation shown below            7,204              9,847
     Bad debt expense                                                               373                632
     Depreciation and amortization                                                1,750              7,705
     Restructuring costs                                                          1,626                  -
     Other expense (income), net                                                   (165)               (14)
                                                                     --------------------------------------
     Total operating costs and expenses                                          19,510             35,958
                                                                     --------------------------------------
     Operating loss                                                              (3,218)            (5,385)
     Interest income (expense), net                                                 324                 95
                                                                     --------------------------------------
     Loss from continuing operations before income taxes                         (2,894)            (5,290)
     Income tax benefit (expense)                                                     -                  -
                                                                     --------------------------------------
     Net loss from continuing operations                                         (2,894)            (5,290)
     Income/(loss) from discontinued operations, net of tax                        (146)               608
                                                                     --------------------------------------
     Net loss                                                                  $ (3,040)          $ (4,682)
                                                                     ======================================

     Net Income/(loss) per share, basic and diluted:
     Continuing operations                                                      $ (0.18)           $ (0.33)
         Discontinued operations                                                  (0.01)              0.04
                                                                                $ (0.19)           $ (0.29)

     Number of shares used in per share calculation:
          Basic and diluted                                                      16,272             16,016

     INTERLAND, INC.
     UNAUDITED CONSOLIDATED BALANCE SHEETS
     (IN THOUSANDS)

                                                                                                 AS OF
                                                                                 ----------------------------------
                                                                                   DECEMBER 31,         AUGUST 31,
                                                                                       2005               2005
                                                                                 ----------------   ---------------
Assets
   Current assets
     Cash and cash equivalents                                                          $ 17,370          $ 16,891
     Trade receivables, net of allowance for doubtful accounts                             1,812             1,365
     Other receivables                                                                     1,180            11,502
     Prepaids and other current assets                                                     2,026             2,698
     Restricted investments                                                                  276               258
                                                                                 ----------------   ---------------
   Total current assets                                                                   22,664            32,714

     Restricted investments                                                                9,015             9,299
     Securities, held-to-maturity                                                             53                50
     Property plant and equipment, net                                                     6,303             5,858
     Goodwill                                                                                921                 -
     Intangibles, net                                                                      6,568             3,038
     Other assets                                                                          5,600             5,600
                                                                                 ----------------   ---------------
Total assets                                                                            $ 51,124          $ 56,559
                                                                                 ================   ===============

Liabilities and shareholders' equity
   Current liabilities
     Accounts payable                                                                      $ 934           $ 2,355
     Accrued expenses                                                                      6,232            10,465
     Accrued restructuring charges                                                         4,416             4,717
     Current portion of long-term debt and capital lease obligations                       1,693               859
     Deferred revenue                                                                      4,637             4,542
                                                                                 ----------------   ---------------
   Total current liabilities                                                              17,912            22,938

     Long-term debt and capital lease obligations                                          3,850             2,510
     Deferred revenue, long-term                                                             206               229
     Other liabilities                                                                       934               939
                                                                                 ----------------   ---------------
Total liabilities                                                                         22,902            26,616
                                                                                 ----------------   ---------------


Shareholders' equity
     Common stock, $.01 par value, authorized 21 million shares,
      issued and outstanding 16.4 and 16.4 million shares, respectively                      166               164
     Additional capital                                                                  325,493           323,498
     Warrants                                                                              2,128             2,806
     Note receivable from shareholder                                                       (735)             (735)
     Accumulated deficit                                                                (298,830)         (295,790)
                                                                                 ----------------   ---------------
Total shareholders' equity                                                                28,222            29,943

                                                                                 ----------------   ---------------
Total liabilities and shareholders' equity                                              $ 51,124          $ 56,559
                                                                                 ================   ===============

EBITDA is defined as net income (loss) less (i) provision for income taxes, (ii) interest income or expense, and (iii) depreciation and amortization. EBITDA is not an indicator of financial performance under generally accepted accounting principles and may not be comparable to similarly captioned information reported by other companies. In addition, it does not replace net income (loss), operating income (loss), or cash flows from operating activities as indicators of operating performance. The effect of taxes and interest on Interland's net loss is not significant, but depreciation and amortization, primarily as a result of acquisitions, is significant. The Company believes that measuring the performance of the business without regard to non-cash depreciation and amortization can make trends in operating results more readily apparent, and when considered with other information, assist investors and other users of the Company's financial statements who wish to evaluate the Company's ability to ge

The  following   table  reflects  the  calculation  of  EBITDA  from  continuing operations and a reconciliation to net cash provided by (used in) operating activities:

                                                                            FOR THE FOUR MONTHS ENDED
                                                                           ----------------------------
                                                                             12/31/05      12/31/04
                                                                           ----------------------------

      Net loss                                                                  $ (3,040)     $ (4,682)

        Depreciation and amortization                                              1,750         7,705
        Interest expense (income)                                                   (324)          (95)
        Discontinued operations                                                      146          (608)

                                                                           ----------------------------
      EBITDA                                                                    $ (1,468)      $ 2,320
                                                                           ============================

        Interest income / (expense)                                                  324            95
        Provision for bad debts                                                      373           632
        (Gain)/Loss on the sale of assets                                              -           (14)
        Other non-cash adjustments                                                   537           210
        Restructuring charges                                                      1,626             -
        Changes in assets and liabilities:
           Cash received from sale of dedicated assets                            11,267             -
           Receivables, net                                                       (1,765)         (273)
           Other current assets                                                      692           745
           Accounts payable, accrued expenses, and deferred revenue               (8,109)       (4,712)

                                                                           ----------------------------
      Net cash provided by (used in) operating activities                        $ 3,477        $ (997)
                                                                           ============================


(1) EBITDA from continuing operations is a non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Net Loss from continuing operations. Reconciliations of the non-GAAP measure to both Net Loss from continuing operations, as well as to Net Cash Used in Operating Activities, follow.


                                       ##

INVESTOR AND PRESS CONTACT:
Peter Delgrosso
Interland
404-260-2500
pdelgrosso@interland.com